                                                                   EXHIBIT 10.70

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                                      LEASE

                                     between

                                SCOTIABANC INC.,

                                   AS LESSOR,

                                       and

                            LAM RESEARCH CORPORATION,

                                    AS LESSEE

                       ----------------------------------

                          Dated as of January 10, 2000

                       ----------------------------------


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


                                      LEASE
                                     BETWEEN
                                 SCOTIABANC INC.
                                       AND
                            LAM RESEARCH CORPORATION


               This LEASE (this "LEASE"), dated as of January 10, 2000, between SCOTIABANC INC., having an office at 600 Peachtree Street NE, Suite 2700, Atlanta, Georgia 30308, as lessor ("LESSOR"), and LAM RESEARCH CORPORATION, a Delaware corporation, having its principal office at 4650 Cushing Parkway, Fremont, California 94538, as lessee ("LESSEE").

               In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                           -

    - DEFINITIONS. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, Lessor, Agent and the Rent Purchasers named therein.
                                           -

    - PROPERTY. Subject to the terms and conditions hereinafter set forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Property more fully described in Schedule 1 to the Lease Supplement.

    - LEASE TERM. The Property is leased for the Term, unless extended or earlier terminated in accordance with the provisions of this Lease.

    - TITLE. The Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to the Property except for the failure of Lessor to remove Lessor Liens at the expiration or earlier termination of this Lease.

    - LEASE SUPPLEMENT. On the Funding Date, Lessee and Lessor shall each execute and deliver a Lease Supplement [Land] and Lease Supplement [Improvements] for the Property to be leased on such date in substantially the form of Exhibit A hereto and thereafter the Property shall be subject to the terms of this Lease.


                                       1.

                                           -

    -   RENT.

    - On each applicable Payment Date and on any date when this Lease shall terminate, Lessee shall pay Basic Rent for the Property.

    - Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Lessor shall from time to time direct.

    - Neither Lessee's inability or failure to take possession of all, or any portion, of the Property when delivered by Lessor, nor Lessor's inability or failure to deliver all or any portion of the Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

    - PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

    -   SUPPLEMENTAL RENT.

    - Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

    - Lessee shall make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount in accordance with Section 21.1(c).


                                       2.

    - PERFORMANCE ON A NON-BUSINESS DAY. If any payment is required hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day (subject to the definition of the term "INTEREST PERIOD").

    - METHOD OF PAYMENT. Each payment of Rent payable by Lessee to Lessor under this Lease or any other Operative Agreement shall be made by Lessee to Lessor prior to 10:00 a.m. Pacific Time to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 10:00 a.m. Pacific Time on the date due shall for the purpose of Section 17.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3(a), such payments shall be deemed received on the next succeeding Business Day and shall accrue interest at the Overdue Rate as provided in such
        Section 3.3(a).

                                        -

    - UTILITY CHARGES. Lessee shall pay, or cause to be paid, all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and the amount of any credit or refund received by Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.

                                        -

    - QUIET ENJOYMENT. So long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor with respect to any matters arising from and after the Closing Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of Lessor (or anyone claiming by, through or under Lessor) otherwise to initiate legal action to enforce, the obligations of Lessee under this Lease.

                                           -

    - NET LEASE; NO SETOFF; ETC. This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law:
        (a) any defect in the condition, merchantability,


                                       3.

        design, construction, quality or fitness for use of any portion of the Property, or any failure of the Property to comply with all Legal Requirements, including any inability to occupy or use the Property by reason of such noncompliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof, including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor or any Rent Purchaser; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Agent or any Rent Purchaser, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Agent any Rent Purchaser or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, Agent or any Rent Purchaser; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity, unenforceability or disaffirmance against or by Lessee of this Lease, or any of the other Operative Agreements, or any provision hereof or thereof; (j) the impossibility or illegality of performance by Lessee, Lessor or either of them; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or any interference with the construction on or any use of the Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by any Requirements of Law, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomsoever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Rent Purchaser or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Property and Lessor shall have no responsibility in respect thereof or any liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever. Nothing in this Article 6 shall relieve Lessor from liability to Lessee arising from the gross negligence or willful misconduct of, or breach of its obligations by, Lessor hereunder.


                                       4.

    - NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                        -

    - OWNERSHIP OF THE PROPERTY. The parties hereto intend that (a) for financial accounting purposes with respect to Lessee, Lessor, Agent and Rent Purchasers (i) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (ii) Lessor will be treated as the owner and lessor of the Property, and (iii) Lessee will be treated as the lessee of the Property, but (a) for federal, state and local income tax and all other purposes (i) this Lease will be treated as a financing arrangement, (ii) Lessor and Rent Purchasers will be treated as lenders making loans to Lessee in an amount equal to the sum of the Lessor Contribution and the Rent Purchaser Advances, which loans are secured by the Property, and
        (iii) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of land and improvements like the Property for such tax purposes.

    -   LIENS AND SECURITY INTERESTS.

    - The parties hereto further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) Lessee grants to Lessor a security interest in Lessee's interest in the Trust Property (defined in subsection 7.2(c) below);
        (iii) the conveyance provided for in Article 2 shall be deemed a grant of a security interest in Lessee's beneficial ownership interest in the Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of Lessor to secure Lessee's payment of all amounts owed by Lessee under this Lease and the other Operative Agreements and Lessor holds title to the Property so as to create and grant a first lien and prior security interest in the Property pursuant to this Lease for the benefit of Lessor to secure to Lessor the obligations of Lessee under the Lease; (iv) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to



                                       5.

        be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (v) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. In such event, Lessor shall have all of the rights, powers and remedies of a grantee and a secured party available under applicable law, including, without limitation, judicial or nonjudicial foreclosure or power of sale, as and to the extent available under applicable law. The filing of this Lease (or a memorandum hereof) shall be deemed to constitute the filing of a deed to secure debt and the filing of any financing statement in connection with this Lease shall be deemed to constitute the filing of a financing statement to perfect the deed to secure debt and security interests in the Property as aforesaid to secure the payment of all amounts due from time to time from Lessee to Lessor under this Lease and the other Operative Documents. If this transaction is treated as a financing, the obligation arising hereunder shall be with full recourse to Lessee and shall not be treated as recourse only to the Property. To the fullest extent permitted by applicable law, Lessor and Lessee intend that the Property (other than the Land) be and remain at all times personal property regardless of the manner or extent to which any of the Property (other than the Land) may be attached or affixed to any real property. Except as required by applicable law, Lessee shall not under any circumstances take any action or make any filing or recording which could cause the Property (other than the Land) to be deemed to be real property or permit any Person to obtain any interest in the Property (other than the Land) as a result of the Property (other than the Land) being deemed to be in whole or in part real property. This Lease secures and shall be security for any and all future advances made by Lessor to Lessee. Nothing contained herein shall be deemed an obligation on the part of Lessor to make any further advances. The parties hereto shall, to the extent consistent with this Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section 7.2, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Term. Nevertheless, Lessee acknowledges and agrees that neither Lessor nor any Rent Purchaser has provided nor will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

    - The parties hereto further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statutes of the United States of America or any State or Commonwealth thereof affecting any party hereto, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.

    -   Specifically, but without limiting the foregoing or the generality of
        Section 7.1, Lessee, as trustor, hereby grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to Lessor, as beneficiary, WITH POWER OF SALE, AND RIGHT OF ENTRY AND INSPECTION, all of Lessee's present and future right,


                                       6.

        title, and interest in and to the following (collectively, the "TRUST Property"): (i) the Land and the Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Land and the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee; (iii) all articles of personal property of every kind and nature whatsoever, tangible or intangible, now, heretofore or hereafter acquired with any proceeds of the Advances and now, heretofore or hereafter (A) arising out of or related to the ownership of the Property, or (B) located in, on or about the Property, or (C) used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Property; (iv) all right, title and interest of Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of the Property or any portion thereof, whether the user enjoys the Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "SUBJECT LEASES") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that although this Lease contains (and it is hereby agreed that this Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Lessee shall collect and apply such rental payments and revenues as provided in the Lease and the other Operative Agreements; (v) all right, title and interest of Lessee to and under all agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting the Property, to the extent the same are transferable, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "SUBJECT CONTRACTS"); (vi) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon, as further provided in this Lease; (vii) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or


                                       7.

        damage to, taking of or decrease in the value of the Property by reason of casualty, condemnation or otherwise as further provided in this Lease; (viii) all right, title and interest of Lessee in all utility, escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to the Property or the purchase, construction or operation thereof; (ix) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (x) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Advances herein described, a portion of the above described collateral being located upon the Land.

                                        -

    - CONDITION OF THE PROPERTY. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS RENTING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NEITHER LESSOR NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL OR HAZARDOUS MATERIAL CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER (EXPRESS OR IMPLIED), WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER LESSOR NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

    - POSSESSION AND USE OF THE PROPERTY. The Property shall be used for office, manufacturing and research and development purposes. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property. Lessee shall not commit or permit any waste of the Property or any part thereof.

                                        -

                                       8.

    - COMPLIANCE WITH LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS. Subject to the terms of Article 13 relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

                                        -

    -   MAINTENANCE AND REPAIR; RETURN.

    - Lessee, at its sole cost and expense, shall maintain the Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to the Property subject, however, to the provisions of Article 15 with respect to Condemnation and Casualty.

    -   Lessor's obligation to make the Lessor Contribution is as set forth in
        Section 2.1 of the Participation Agreement. Under no circumstances shall Lessor itself be required to build any Improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Lessor to maintain, repair or rebuild all or any part of the Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

    - Lessee shall, upon the expiration or earlier termination of the Term with respect to the Property not including a purchase thereof by Lessee, vacate, surrender and transfer the Property to Lessor or, at Lessor's request, the independent purchaser thereof, at Lessee's own expense, free and clear of all Liens other than Permitted Liens and Lessor Liens, in as good condition as it was on the Closing Date, ordinary wear and tear excepted, and in compliance with all Legal Requirements and the other requirements of this Lease (and in any event without (x) any asbestos installed or maintained in any part of the Property, (y) any polychlorinated biphenyls (PCBs) in, on or used, stored or located at the Property, and (z) any other Hazardous Substances). Lessee shall cooperate with any independent purchaser of the Property in order to facilitate the ownership or leasing and operation by such purchaser of the Property after such expiration or earlier termination of the Term,


                                       9.

        including providing all books, reports and records regarding the maintenance, repair and ownership of the Property and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.1(c) shall survive the expiration or termination of this Lease.

    - RIGHT OF INSPECTION. Lessor or any Rent Purchaser may, each not more than twice each year unless an Event of Default exists, at reasonable times, and with reasonable prior written notice and in a manner which minimizes the disruption of Lessee's use of the Property, enter upon, inspect and examine at its own cost and expense (unless an Event of Default exists, in which case the out-of-pocket costs and expenses of such parties shall be paid by Lessee), the Property. Lessee shall furnish to Lessor statements, no more than once per year, accurate in all material respects, regarding the condition and state of repair of the Property. Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

    - ENVIRONMENTAL INSPECTION. Upon surrender of possession of the Property, or not more than one hundred twenty (120) days nor less than thirty (30) days prior to the Expiration Date or earlier termination of the Term (unless Lessee has previously irrevocably exercised the Purchase Option or Maturity Date Purchase Option), Lessee shall, at its sole cost and expense, provide to Lessor a report by an environmental consultant selected by Lessee and reasonably satisfactory to Lessor certifying that there has been no Release at, on or from the Property and Hazardous Substances have not at any time during the Term been generated, used, treated or stored on, transported to or from, or deposited at or on the Property other than (a) as necessary to use, operate, maintain, repair and restore the Property and (b) in full compliance with all Environmental Laws, and no portion of the Property has been used for such purposes other than in full compliance with all Environmental Laws. If such is not the case, the report shall set forth a remedial response plan relating to the Property (which remedial response plan, if required by any Environmental Law or Governmental Authority, shall be approved by the appropriate Governmental Authority). Such remedial response plan shall include, if relevant, but shall not be limited to, plans for full response, remediation, removal or other corrective action, and the protection, or mitigative action associated with the protection, of natural resources including wildlife, aquatic species and vegetation associated with the Property, as required by all applicable Environmental Laws. If such report includes a remedial response plan, Lessee shall promptly deposit funds in escrow with Lessor sufficient to ensure the full execution and implementation of such plan.


                                      10.

                                        -

    -   MODIFICATIONS, SUBSTITUTIONS AND REPLACEMENTS.

    - So long as no Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof (collectively, "MODIFICATIONS"); provided, that: (i) except for any Modification required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification or (B) grant, dedication, transfer or release pursuant to Section 12.2, shall impair the value of the Property or the utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all Environmental Laws) and all Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article 13 relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modifications shall comply with Sections 8.2 and
        10.1 and shall not change the primary character of the Property; and
        (vii) the Improvements shall not be demolished in total in the making of the Modification. All Modifications (other than those that may be readily removed without impairing the value, utility or remaining useful life of the Property) shall remain part of the Improvements and shall be subject to this Lease, and title thereto shall immediately vest in Lessor. So long as no Event of Default has occurred and is continuing, Lessee may place upon the Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove the same at any time during the term of this Lease; provided that such inventory, trade fixtures, machinery, equipment or other property, or their respective operations, do not materially impair the value, utility or remaining useful life of the Property.

    - Lessee shall notify Lessor of the undertaking of any construction, repairs or alterations to the Property the cost of which is anticipated to exceed $1,000,000. Prior to undertaking any such construction or alterations, Lessee shall deliver to Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining useful life of the Property. Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time to inspect such construction to ensure that the same is completed consistent with such plans and specifications.

    - Lessee shall not, without the consent of Lessor, undertake any construction or alterations to the Property if such construction or alterations cannot, in the reasonable judgement of Lessor, be completed on or prior to the date that is one hundred eighty (180) days prior to the Expiration Date.


                                      11.

                                        -

    -   WARRANTY OF TITLE.

    - Lessee agrees that, except as otherwise provided herein and subject to the terms of Article 13 relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim, other than a Lessor Lien, upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor or the Collateral Agent pursuant to the Participation Agreement or the Pledge Agreement, other than with respect to the Property only, Permitted Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien (other than a Permitted Lien) exists with respect to the Property or that a Lien exists with respect to the Rent or the Collateral.

    - Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR ANY PARTICIPANT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY.

    - GRANTS AND RELEASES OF EASEMENTS. Provided that no Event of Default shall have occurred and be continuing and subject to the provisions of Articles 8, 9, 10 and 11, Lessor hereby consents to the following actions by Lessee, in the name and stead of Lessor, but at Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements and incurring of other obligations of Lessee reasonably necessary or desirable for the development, construction, use, repair, renovation or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property or adjacent properties (owned by Lessee); (c) the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; (d) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and
        (e) the execution of amendments to any covenants and restrictions affecting the Property; provided, that in each case Lessee shall have delivered to Lessor an Officer's Certificate stating that: (i) such grant, release, dedication or transfer does not materially impair the value, utility or remaining useful life of the Property, (ii) such grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement of the Property or adjacent properties (owned or leased by Lessee), (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor's interest in this Lease as security for indebtedness, in each such


                                      12.

        case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected, and (iv) Lessee shall pay and perform any obligations of Lessor under such grant, release, dedication or transfer. Without limiting the effectiveness of the foregoing, provided that no Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, promptly execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section 12.2.

                                        -

    - PERMITTED CONTESTS OTHER THAN IN RESPECT OF IMPOSITIONS. Except to the extent otherwise provided for in Section 11.2(f) of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement or utility charges payable pursuant to Section 4.1, or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Rent, the Collateral, Lessor, Agent and Rent Purchasers; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Lien) on the Property, or any Lien on any Rent or the Collateral, and no part of the Property nor any Rent nor any of the Collateral would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor or any Participant for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the Expiration Date, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                                        -

    - PUBLIC LIABILITY AND WORKERS' COMPENSATION INSURANCE. During the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice. The policy shall be endorsed to name Lessor and each Rent Purchaser as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor or any Rent Purchaser may have in force. Lessee shall, in the operation of the Property, comply with the applicable workers' compensation laws and protect Lessor and each Rent Purchaser against any liability under such laws.


                                      13.

    -   HAZARD AND OTHER INSURANCE.

    - During the Term, Lessee shall keep the Property insured against loss or damage by fire, earthquake and other risks on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice, and are in amounts at least equal to the Lease Balance and in the case of earthquake coverage, with a deductible which is commercially reasonable for the geographical location of the property. So long as no Event of Default exists, any loss payable under the insurance policy required by this Section 14.2 will be paid to and adjusted solely by Lessee, subject to Article 15. So long as no Event of Default exists, any loss payable under any title insurance policy covering the Property will be paid to and adjusted solely by Lessee, subject to Article 15.

    - If at any time during the Term the area in which the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement concerning flood insurance to the extent that it applies to the Property.

    -   COVERAGE.

    - Lessee shall furnish Lessor with certificates showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming Lessor as loss payee with respect to property insurance and Lessor and each Rent Purchaser as an additional insured with respect to liability insurance and showing the mortgagee endorsement required by Section 14.3(c). All such insurance may be maintained under blanket policies and shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having a rating by A.M. Best's Key Rating Guide of at least an A and a Financial Performance Rating of at least VIII. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Lessor (on behalf of the beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by this Lease.

    - Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against Lessor and each Rent Purchaser to the extent of payments made under such policies.

    - All insurance policies required by Section 14.2 shall include a "New York" or standard form mortgagee endorsement in favor of Lessor.


                                      14.

    - Neither Lessor nor any Rent Purchaser shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor and any Rent Purchaser may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance such party may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

    - Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof, shall promptly deliver to Lessor and Rent Purchaser certificates for renewal and replacement policies, and otherwise maintain the coverage required by this Lease without any lapse in coverage.

                                        -

    -   CASUALTY AND CONDEMNATION.

    - Subject to the provisions of this Article 15 and Article 16 (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of an Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest during such time in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation; provided, however, if a Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor; and provided, further, that in the event of any Casualty or Condemnation, the estimated cost of restoration of which is in excess of $3,000,000, any such award, compensation or insurance proceeds shall be paid directly to Lessor, or if received by Lessee, shall be held in trust for Lessor and shall be paid over by Lessee to Lessor, subject to disbursement in full to Lessee in accordance with
        Section 15.1(d) or (e), as applicable.

    - So long as no Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided that if the estimated cost of restoration of the Property or the payment on account of such title defect is in excess of $3,000,000, then Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor, Participants and Lessee in and to any such award, compensation or insurance payment.


                                      15.

    - If any party shall receive notice of a Casualty or a possible Condemnation of the Property or any interest therein, such party, as the case may be, shall give notice thereof to Lessor and Lessee promptly after the receipt of such notice.

    - In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the Property and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the Property in accordance with the terms of Section 15.1(e) or (ii) this Lease shall terminate with respect to the Property in accordance with Section 16.1.

    - If pursuant to Section 15.1(d), this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and
        11.1 using the as-built plans and specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements) so as to restore the Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the Property shall remain with Lessor.

    - In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

    -   Notwithstanding anything to the contrary set forth in Section 15.1(a) or
        Section 15.1(e), if during the Term a Casualty occurs with respect to the Property or Lessee receives notice of a Condemnation with respect to the Property, and following such Casualty or Condemnation, the Property cannot reasonably be restored on or before the date which is one hundred eighty (180) days prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day the Property is not in fact so restored, then Lessee shall exercise its Purchase Option with respect to the Property on the next Payment Date or irrevocably agree in writing to exercise the Maturity Date Purchase Option with respect to the Property, and in either such event such remaining Casualty or Condemnation proceeds shall be paid to Lessor, which shall pay such funds to Lessee upon the closing of the purchase of the Property on the Maturity Date.

    - ENVIRONMENTAL MATTERS. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor an Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense,

                                      16.

        promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section 9.1. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Laws.

    -   NOTICE OF ENVIRONMENTAL MATTERS. Promptly, but in any event within five
        (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days after receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as reasonably may be requested by Lessor.

                                        -

    -   TERMINATION UPON CERTAIN EVENTS.

    - If: (i) Lessor or Lessee shall have received notice of a Total Condemnation; or (ii) Lessee or Lessor shall have received notice of a Condemnation, and Lessee shall have delivered to Lessor an Officer's Certificate that such Condemnation is a Significant Condemnation; or
        (iii) a Casualty occurs, and Lessee shall have delivered to Lessor an Officer's Certificate that such Casualty is a Significant Casualty; or
        (iv) an Environmental Violation occurs or is discovered and Lessee shall have delivered to Lessor an Officer's Certificate stating that, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed $3,000,000; then Lessee shall, within thirty (30) days after Lessee receives notice of a Total Condemnation pursuant to the preceding clause (i), or simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (ii), (iii) or
        (iv), deliver a notice of termination of this Lease to Lessor in the form described in Section 16.2(a) (a "TERMINATION NOTICE").

    -   PROCEDURES.

    - A Termination Notice shall contain: (i) notice of termination of this Lease on a date not more than thirty (30) days after Lessor's receipt of such Termination Notice (the "TERMINATION DATE"); (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value and purchase the Property on such Termination Date; and (iii) the Officer's Certificate described in Section 16.1.

                                      17.

    - On the Termination Date, Lessee shall pay to Lessor the Termination Value for the Property, plus all amounts owing in respect of Rent for such Property (including Supplemental Rent) theretofore accruing and Lessor shall convey the Property to Lessee (or Lessee's designee) all in accordance with Section 19.1.

                                        -

    - EVENTS OF DEFAULT. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur:

    - Lessee shall fail to make payment of (i) any Basic Rent within three (3) days after the same has become due and payable, (ii) the Maximum Residual Guarantee Amount, Purchase Option Price or Termination Value after the same has become due and payable or (iii) any Supplemental Rent other than as provided in clause (ii) within three (3) days after receipt of notice thereof; or

    - Lessee shall fail to maintain insurance as required by Article 14 of this Lease; or

    - Lessee shall fail to observe or perform any term, covenant or condition of Lessee under this Lease, the Participation Agreement or any other Operative Agreement to which it is a party (specifically including without limitation, that affirmative covenant of Lessee set forth in
        Section 9.3(f) of the Participation Agreement, but other than those set forth in Section 17.1(a) or (b), hereof) which failure, if capable of cure, continues for thirty (30) days after written notice thereof to Lessee by Lessor (provided that, in the event such cure cannot be reasonably completed within such 30-day period, then Lessee shall have such additional time as shall be reasonably necessary, so long as Lessee commences such cure within such 30-day period and diligently thereafter prosecutes same to completion) or any representation or warranty by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made or deemed made; or

    - Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof,
        (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

    - insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee and not dismissed within sixty (60)

                                      18.

        days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

    - Lessee shall fail to (i) provide the Collateral in accordance with the terms of the Operative Agreements, or (ii) replenish the Collateral as required by the terms of the Operative Agreements; or

    - there shall be entered against Lessee or any Subsidiary one or more judgments or decrees in an aggregate amount at any one time outstanding in excess of $10,000,000, and such judgments or decrees shall not have been satisfied, vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from entry thereof; or

    - with respect to any Plan (other than a Multiemployer Plan) as to which Lessee or any ERISA Affiliate of Lessee may have any liability, there shall exist, for a period of thirty (30) days, a deficiency which is material to the consolidated financial condition of Lessee and its Subsidiaries in the Plan assets available to satisfy the benefits guaranteeable under ERISA with respect to such Plan, and (i) steps are undertaken to terminate such Plan, (ii) such Plan is terminated, or
        (iii) any Reportable Event which presents a material risk of termination with respect to such Plan shall occur; or

    - Lessee or any of its Subsidiaries (i) shall default in the payment beyond any applicable grace period, whether at stated maturity or otherwise, of principal, interest or rent in respect of Indebtedness in excess of $10,000,000, including, without limitation, the Credit Facility and the Subordinated Notes; or (ii) shall fail to perform or observe any other condition or covenant, such that an event of default shall occur or exist, under any agreement or instrument relating to any such Indebtedness; or

    - Any Operative Agreement shall cease to be in full force and effect or Lessee or any Person acting by or on behalf of Lessee shall deny or disaffirm its obligations thereunder or contest the validity of any Operative Agreement or any Lien granted thereunder in any respect, either directly or indirectly; or

    - (i) any Person or two (2) or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
        1934), directly or indirectly, of voting stock of Lessee (or other securities convertible into such voting stock) representing greater than fifty percent (50%) of the combined voting power of all voting stock of Lessee; or (ii) the first day on which a majority of the members of the board of directors of Lessee are not Continuing Directors. A "Continuing Director" shall mean any director who is either (A) a member of such board of directors on the Closing Date or (B) nominated or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election; or (iii) any Person or two (2) or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise,

                                      19.

        directly or indirectly, a controlling influence over the management or policies of Lessee, or control over voting stock of Lessee (or other securities convertible into such securities) representing more than fifty percent (50%) of the combined voting power of all voting stock of Lessee;

               then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article 17 and in Section 18.1, terminate this Lease by giving Lessee three (3) Business Days' notice of such termination, and this Lease shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Event of Default hereunder. A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY AND SELL THE PROPERTY WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

    - FINAL LIQUIDATED DAMAGES. If an Event of Default shall have occurred and be continuing, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, exclusive of the indemnities payable under Section 11 of the Participation Agreement, and in lieu of all damages beyond the date of such demand, the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease. Upon payment of the amount specified pursuant to the first sentence of this Section 17.2, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Property, the Improvements, the Fixtures and the Modifications, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens. The Property shall be conveyed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided that Lessee shall not be entitled to receive an assignment of Lessor's interest in the Property, the Improvements, the Fixtures and the Modifications unless Lessee shall have paid in full the Termination Value of the Property and all such Rent and Supplemental Rent.

    - LEASE REMEDIES. Lessor and Lessee intend that for commercial law and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in Article 7. If, as a result of applicable state law, which cannot be waived, this Lease is deemed to be a lease of the Property, rather than a financing arrangement, and Lessor is unable to enforce the remedies set forth in Section 17.2, the following remedies shall be available to Lessor:

    - SURRENDER OF POSSESSION. If an Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days' written notice, surrender to Lessor possession of the Property and Lessee shall quit the same. Lessor may enter upon and repossess the Property by such

                                      20.

        means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personality and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

    - RELETTING. If an Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
        Section 17.1, Lessor may, but shall be under no obligation to, relet all, or any portion, of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may reasonably determine, and Lessor may collect, receive and retain the rents resulting from such reletting which rents shall be applied against amounts owing by Lessee. Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

    - DAMAGES. None of (i) the termination of this Lease pursuant to Section 17.1; (ii) the repossession of the Property; or (iii) except to the extent required by applicable law, the failure of Lessor to relet all, or any portion, of the Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Basic Rent and other sums due and payable hereunder or under the Operative Agreements to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or under the Operative Agreements or would have been payable by Lessee hereunder or under the Operative Agreements if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.3(c) shall continue only so long as Lessor shall not have received the amounts specified in Section 17.2 or Section 17.3(d). In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's and any Rent Purchaser's reasonable expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses reasonably incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.3(c), such amounts shall be regarded as amounts paid on account of Rent.

                                      21.

    - ACCELERATION OF RENT. If an Event of Default shall have occurred and be continuing, and this Lease shall not have been terminated pursuant to
        Section 17.1, and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.3(c), Lessor may upon written notice to Lessee accelerate all payments of Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Event of Default beyond the date of such acceleration (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the sum of (i) all Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate and including any charges for funding losses), as applicable, due from the date of such acceleration until the end of the Term, plus (ii) the Maximum Residual Guarantee Amount that would be payable under Section 21.1(c) assuming the proceeds of the sale pursuant to such Section 21.1(c) are equal to zero, which sum is then discounted to present value at a rate equal to the rate then being paid on United States treasury securities with maturities corresponding to the then remaining Term. Following payment of such amount by Lessee, Lessee will be permitted to stay in possession of the Property for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Event of Default shall occur and be continuing, following which Lessor shall have all the rights and remedies set forth in this Article 17 (but not including those set forth in this Section 17.3). If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

    - SUBLETTING OF THE PROPERTY. In addition to the other rights and remedies set forth herein, Lessor shall have the right to continue this Lease in effect and, to enforce, by suit or otherwise, all covenants and conditions hereof to be performed or complied with by Lessee and exercise all of Lessor's rights and remedies under this Lease, including, without limitation, the right to recover Basic Rent and Supplemental Rent from Lessee as it becomes due under this Lease, even though Lessee shall have breached this Lease and abandoned the Property. Acts of maintenance or preservation, or efforts by Lessor or on Lessor's behalf to relet the Property, or the appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession of the Property; provided, however, that the foregoing enumeration shall not be construed as in any way limiting the actions Lessor may take without terminating Lessee's right to possession. In furtherance of the rights hereby granted to Lessor, and to the extent, permitted by law, Lessee hereby appoints Lessor its agent and attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, with power of substitution, to enter the Property upon an Event of Default hereunder and remove therefrom all persons and property (with the right to store such property on the Property in a public warehouse or elsewhere at the cost and risk and for the account of Lessee) and to alter the Property in such manner as Lessor may deem necessary or advisable so as to put the Property in good order and to make the same rentable and from time to time sublet the Property or any part thereof for such term or terms whether or not extending beyond the then current term of this Lease (but such sublease may provide for a new and successive lease to commence immediately upon the

                                      22.

        termination of this Lease), at such rentals and upon such other terms as Lessor in its sole discretion may deem advisable, and with the right to make alterations and repairs to the Property; and Lessee agrees to pay to Lessor on demand all reasonable expenses incurred by Lessor in such subletting, and in altering, repairing and putting the Property in good order and condition, and in reletting the same, including fees of attorneys and architects, and all other reasonable expenses or commissions. Lessor shall be Lessee's agent and representative on the Property in respect of all matters arising under or in connection with any such sublease made for Lessee by Lessor. Under each such sublease, Lessee shall retain the right to enter upon and use the Property, subject to the terms and conditions of such sublease and the rights of the sublessee thereunder. Lessee further agrees to pay to Lessor, following the date of such subletting, to and including the date provided in this Lease for the expiration of the Lease Term, the sums of money which would have been payable by Lessee as Basic Rent and Supplemental Rent, deducting only the net amount of rent, if any, which Lessor shall actually receive (after deducting from the gross receipts the expenses, costs and payments of Lessor which in accordance with the terms of this Lease would have been borne by Lessee) in the meantime from and by any such subletting of the Property, and Lessee hereby agrees to remain liable for all sums otherwise payable by Lessee under this Lease, including, but not limited to, the expenses of Lessor aforesaid, as well as for any deficiency aforesaid. Lessor shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Lessee for the recovery of such deficiency, expenses or damages or for a sum equal to any installments of Basic Rent or Supplemental Rent and other sums payable hereunder, and to recover the same upon the liability of Lessee herein provided, which liability it is expressly covenanted shall survive the commencement or determination of any action to secure possession of the Property. Nothing herein contained shall be deemed to require Lessor to wait to begin such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Event of Default. Notwithstanding any such subletting without termination, pursuant to the terms hereof, Lessor shall retain the right to and may at any time thereafter elect to terminate this Lease or Lessee's right to possession of the Property for any previous breach which remains uncured or for any subsequent breach by giving Lessee written notice thereof as herein provided, and in such event Lessee shall forfeit any rights or interest under any such sublease and thereafter the obligations of any such sublessee shall run directly to Lessor for its own account. Upon application by Lessor, a receiver may be appointed to take possession of the Property, exercise all rights granted to Lessor as agent and attorney-in-fact for Lessee set forth in this Section 17.3(e) and apply any rentals collected from the Property as hereinabove provided. No taking of possession of the Property or other act by Lessor as the agent and attorney-in-fact for Lessee pursuant to the foregoing provisions, nor any subletting by Lessor for Lessee pursuant to the foregoing provisions, nor any such appointment of a receiver shall constitute or be construed as an election by Lessor to terminate this Lease or Lessee's right to possession of the Property unless a written notice of such intention be given to Lessee.

    - REPOSSESSION AND RECOVERABLE AMOUNTS. In the event of any termination of the Term pursuant to Section 17.1 or as permitted by law, Lessee shall quit and surrender the Property to Lessor, and Lessor may without further notice enter upon, reenter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have,

                                      23.

        repossess and enjoy the same as if this Lease had not been made, and in any such event neither Lessee nor any Person claiming through or under Lessee by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Property but shall forthwith quit and surrender the Property, and Lessor shall, notwithstanding any other provision of this Lease, be entitled to recover from Lessee the aggregate of all amounts Lessor is permitted to recover from Lessee, including:

           - the worth at the time of award, as computed below, of the unpaid rent (including, without limitation, Basic Rent and Supplemental
               Rent) which had been earned at the time of termination of this Lease;

           - the worth at the time of award of the amount by which the unpaid rent (including, without limitation, Basic Rent and Supplemental
               Rent) which would have been earned after the time of termination of this Lease until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

           - the worth at the time of award of the amount by which the unpaid rent (including, without limitation, Basic Rent and Supplemental
               Rent) for the balance of the Term after the time of award exceeds the amount of such rental loss for said balance of the Term that Lessee proves could be reasonably avoided; and

           - any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; including without limitation any loss or damage arising out of the failure of Lessor to receive the benefit of the performance by Lessee of any obligation to purchase the Property under the provisions of this Lease. Lessee acknowledges and agrees that, in reliance upon this Lease and Lessee's covenants and agreements hereunder and the creditworthiness and financial condition of Lessee, Lessor has entered into certain special transactions to finance the costs of acquiring the Land and the Improvements and, in connection with such financing transactions, Lessor has incurred and will continue to incur indebtedness and liabilities under and pursuant to the Participation Agreement and the other Operative Agreements. Lessee acknowledges and agrees that an Event of Default will cause Lessor substantial damage and detriment due to its obligations and liabilities under the Participation Agreement and the other Operative Agreements, including, without limitation, the failure of Lessor to be fully compensated for the Advances made to Lessee. Accordingly, in order to compensate Lessor for all detriment proximately caused by Lessee's failure to perform its obligations under this Lease, Lessor shall be permitted to recover from Lessee, without limitation, all amounts necessary for Lessor to be fully compensated for all of the Advances made to Lessee.

               The "worth at the time of award," of the amounts referred to in the foregoing subsections 17.3(f) (i) and (ii) shall be computed by allowing interest at the Overdue Rate (or at the highest rate permitted by applicable law, whichever is less) on

                                      24.

each rental installment from the date the same was due hereunder to the time of award. The "worth at the time of award" of the amount referred to in the foregoing subsection (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%). As used herein, the term "time of award" shall mean either (A) the date upon which Lessee pays to Lessor the amount recoverable by Lessor as hereinabove set forth or (B) the date of entry of any determination, order or judgment of any court, other legally constituted body, or any arbitrator(s), determining the amount recoverable, whichever first occurs. If the time of award is determined under clause (B), above, then the amount recoverable by Lessor hereunder shall bear interest from the time of award until paid at the Overdue Rate (or at the highest rate permitted by applicable law, whichever is less). Nothing herein contained shall limit or prejudice the right of Lessor, and Lessor is hereby expressly granted the right, in any bankruptcy or reorganization or insolvency proceedings, to prove for and obtain as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the amounts referred to above.

    -   WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to
        Section 17.1, Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article 17.

    - ASSIGNMENT OF RIGHTS UNDER CONTRACTS. If an Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use or operation of the Property (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction, renovation, and operation of the Property.

    - POWER OF SALE AND FORECLOSURE. Except as expressly provided in this Lease, for purposes of this Section 17.6, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition (subject to Article 21 below), upon the occurrence of any Event of Default, Lessor, as beneficiary, may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Lessee, as trustor, in and to the Trust Property, including the following actions, at such time and in such manner as Lessor may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lessor:

    - Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Property or any part thereof, with or without legal

                                      25.

        action, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Property, or any part thereof (including entering into new leases of all or any part of the Trust Property) and, with or without taking possession of the Trust Property, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys' fees, to the payment of all of Lessee's obligations hereunder (including, without limitation, the payment of Basic Rent, Supplemental Rent and the Termination Value or Purchase Option Price) (collectively, the "Lease Payment Obligations"), all in such order as Lessor may determine. The entering upon and taking possession of the Trust Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Trust Property or the collection, receipt and application of rents, issues or profits, Lessor shall be entitled to exercise every right provided for herein and the other Operative Documents or by law.

            Bring an action in any court of competent jurisdiction to foreclose on the Trust Property, to appoint a receiver or to enforce any of the covenants, terms or conditions hereof and Lessor shall have the right to specific performance, injunction and any other equitable right or remedy as though other remedies were not provided in this Lease.

            Elect to cause the Trust Property or any part thereof to be sold as follows, Lessee hereby expressly waiving any right which it may have to direct the order in which any of the Trust Property may be sold:

               (i) Lessor may proceed as if all of the Trust Property were real property, in accordance with subparagraph (ii) below, or Lessor may elect to treat any of the Trust Property which consists of personal property, in accordance with the Section of this Lease entitled "Security Agreement and Fixture Filing," separate and apart from the sale of the Land, the remainder of the Trust Property being treated as real property;

               (ii) Lessor may cause any such sale or other disposition to be conducted immediately following the expiration of any grace period, if any, herein provided or Lessor may delay any such sale or other disposition for such period of time as Lessor deems to be in its best interest. Should Lessor desire that more than one such sale or other disposition be conducted, Lessor may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lessor may deem to be in its best interest;

               (iii) Should Lessor elect to sell the Trust Property and Lessor elects to proceed under the laws governing foreclosure of or sales pursuant to deeds of trust, Lessor (or any trustee designated by Lessor) shall give such notice of default

                                      26.

        and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, Lessor (or any trustee designated by Lessor), at the time and place specified by the notice of sale, shall sell such Trust Property, or any portion thereof specified by Lessor, at public auction to the highest bidder for cash in lawful money of the United States. Lessor may postpone, from time to time, the sale by public announcement thereof at the time and place noticed therefor. If the Trust Property consists of several lots or parcels, Lessor may elect to sell the Trust Property either as a whole or in separate lots or parcels. If Lessor elects to sell in separate lots or parcels, Lessor may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Lessee or Lessor, may purchase at the sale. Upon any sale, Lessor shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession;

               (iv) In the event of a sale or other disposition of any such property, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts, such as an Event of Default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payments of purchase money, and any other fact affecting the regularity or validity of such sale or disposition shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein; and

               (v) After deducting all costs, fees and expenses of Lessor, including all costs of evidence of title and attorneys' fees in connection with sale, Lessor shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid; the payment of all other sums then secured hereby; and the remainder, if any, to the Person or Persons legally entitled thereto;

    - Exercise all other rights and remedies provided herein, in the other Operative Documents or otherwise available at law or equity.

    - With or without notice, and without releasing Lessee from any obligation hereunder, to cure any default of Lessee and, in connection therewith, to enter upon the Property and to perform such acts and things as Lessor deems necessary or desirable to inspect, investigate, assess and protect the Property, including, without limitation of any of its other rights: to obtain a court order to enforce Lessor's right to enter and inspect the Property pursuant to California Civil Code Section 2929.5, to which the decision of Lessor as to whether there exists a release or threatened release of a Hazardous Substance onto the Property shall be deemed reasonable and conclusive as between the parties hereto; to have a receiver appointed pursuant to California Code of Civil Procedure
        Section 564 to enforce Lessor's right to enter and inspect the Property for Hazardous Substances; to appear in and defend any action or proceeding purporting to affect the

                                      27.

        Property or the rights or powers of Lessor hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of Lessor, is prior or superior hereto, the judgment of Lessor being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist Lessor;

    - To commence and maintain an action or actions in any court of competent jurisdiction pursuant to California Code of Civil Procedure Section 736, whether commenced prior to foreclosure of the Property or after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Lessor (collectively, the "ENVIRONMENTAL COSTS") incurred or advanced by Lessor relating to the cleanup, remediation or other response action required by Legal Requirements or which Lessor believes necessary to protect its interest in the Property, it being conclusively presumed between Lessor and Lessee that all such Environmental Costs incurred or advanced by Lessor relating to the cleanup, remediation or other response action of or to the Property were made by Lessor in good faith. All Environmental Costs incurred by Lessor pursuant to this Section 17.6(g) (including, without limitation, court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Overdue Rate from the date of expenditure until said sums have been paid. Lessor shall be entitled to bid, at the sale of the Property held pursuant to Section 17.6(c) above, the amount of said costs, expenses and interest in addition to the amount of the other Lease Payment Obligations hereby secured as a credit bid, the equivalent of cash. For the purposes of any action brought under this
        Section 17.6(f), Lessee hereby waives the defense of laches and any applicable statute of limitations; and

    - To waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Lessee and all of Lessee's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure Section 483.010. As between Lessor and Lessee, for purposes of California Code of Civil Procedure Section 726.5, Lessee shall have the burden of proving that Lessee or any related party (or any affiliate or agent of Lessee or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Substance. For the purposes of any action brought under this paragraph, Lessee hereby waives the defense of laches and any applicable statute of limitations.

    - All costs and expenses incurred by Lessor pursuant to this Section 17.6 (including without limitation court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Overdue Rate, from the date of expenditure until said sums have been paid. Lessor shall be entitled to bid, at the sale of the Property held pursuant to subsection 17.4(c) above, the amount of said costs, expenses and interest in addition to the amount of the other Lease

                                      28.

        Payment Obligations hereby secured as a credit bid, which shall be deemed the equivalent of cash.

    - In no event shall Lessor (or any trustee designation by Lessor), in the exercise of the remedies provided in this Section 17.6 (including, without limitation, in connection with the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgagee in possession," and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

    - Lessee hereby waives any right to require that any security given hereunder or under any other agreement securing the Lease Payment Obligations be marshaled and further waives any right otherwise available in respect to marshalling of assets which secure any Lease Payment Obligation or to require Lessor to pursue its remedies against any such assets.

    -   SECURITY AGREEMENT AND FIXTURE FILING.

    - It is the intention of the parties hereto that this Lease shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "UCC") of the State of California. If an Event of Default shall occur under this Lease, then in addition to having any other right or remedy available at law or in equity, Lessor shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the UCC with respect to all or any portion of the Trust Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Trust Property in accordance with Lessor's rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If Lessor shall elect to proceed under the UCC, then ten (10) business days notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Lessor shall include, but not be limited to, attorneys' fees and legal expenses. At Lessor's request, Lessee shall assemble the personal property and make it available to Lessor at a place designated by Lessor which is reasonably convenient to both parties.

    - Lessee and Lessor agree, to the extent permitted by law, that this Lease (or a memorandum thereof) upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9313 and 9402 of the UCC.

    - Lessee, upon request by Lessor from time to time, shall execute, acknowledge and deliver to Lessor one or more separate security agreements, in form reasonably satisfactory to Lessor, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Lessor may reasonably request in order to perfect, preserve, maintain, continue or extend

                                      29.

        the security interest under and the priority of this Lease and such security instrument. Lessee further agrees to pay to Lessor on demand all reasonable costs and expenses incurred by Lessor in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Lessor shall reasonably require. Lessee shall from time to time, on request of Lessor, deliver to Lessor an inventory in reasonable detail of any of the Trust Property which constitutes personal property. If Lessee shall fail to furnish any financing or continuation statement within ten (10) days after request by Lessor, then pursuant to the provisions of the UCC, Lessee hereby authorizes Lessor, without the signature of Lessee, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Lessor to proceed against any personal property encumbered by this Lease as real property, as set forth above.

    - REMEDIES CUMULATIVE. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise.

    - LESSEE'S RIGHT TO CURE. Notwithstanding any provision contained in this Lease or any other Operative Agreement, if an Event of Default has occurred and is continuing, Lessee shall have the right to cure such Event of Default by exercising its Purchase Option at any time prior to such time as a foreclosure upon or sale of the Property has been completed.

                                        -

    - LESSOR'S RIGHT TO CURE LESSEE'S DEFAULTS. Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Article 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.

                                        -

    - PROVISIONS RELATING TO LESSEE'S TERMINATION OF THIS LEASE OR EXERCISE OF PURCHASE OPTIONS. In connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2 or Article 17, or in connection with Lessee's exercise of its Purchase Option or Maturity Date Purchase Option, upon the date on which this Lease is to terminate with respect to the Property or upon the Expiration Date with respect to the Property, and upon tender by Lessee of the amounts set forth in Section 16.2(b), 17.2, 20.1 or 20.2, as applicable:

                                      30.

    - Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease and any Lessor Liens; and

    - The Property shall be conveyed to Lessee "AS IS" and in its then present physical condition.

                                        -

    - PURCHASE OPTION. Subject to Section 17.8, Lessee shall have the option on any Payment Date (exercisable by giving Lessor irrevocable written notice (the "PURCHASE NOTICE") of Lessee's election to exercise such option not less than thirty (30) days prior to the date of purchase pursuant to such option) to purchase the Property on the date specified in such Purchase Notice at a price equal to the Termination Value plus all Basic Rent and Supplemental Rent due and owing on such date of purchase (the "PURCHASE OPTION PRICE") (which the parties do not intend to be a "bargain" purchase price) of the Property. If Lessee exercises its option to purchase the Property pursuant to this Section 20.1 (the "PURCHASE OPTION"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1.

    - MATURITY DATE PURCHASE OPTION. Not less than one hundred eighty (180) days prior to the Maturity Date, Lessee may give Lessor and Agent irrevocable written notice (the "MATURITY DATE ELECTION NOTICE") that Lessee is electing to exercise the Maturity Date Purchase Option or its option to remarket the Property pursuant to Section 21.1. If Lessee does not give a Maturity Date Election Notice on or before the date one hundred eighty (180) days prior to the Maturity Date, then Lessee shall be deemed to have exercised its Maturity Date Purchase Option. If Lessee has elected, or is deemed to have elected, to exercise the Maturity Date Purchase Option, then on the Maturity Date Lessee shall pay to Lessor an amount equal to the Termination Value plus all Basic Rent and Supplemental Rent due and owing on such date of purchase for the Property (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Property in accordance with
        Section 19.1.

    - EXTENSION OF EXPIRATION DATE. Lessee may extend the Expiration Date and the Maturity Date subject to, and in accordance with, the terms and conditions of Section 16 of the Participation Agreement.

                                      31.

                                        -

    -   SALE PROCEDURE.

    - Provided that no Default or Event of Default shall have occurred and be continuing, at the expiration of the Term, unless Lessee shall have (i) elected to extend the Expiration Date, (ii) elected (or be deemed to have elected) to purchase the Property and paid the Purchase Option Price with respect thereto, or (iii) otherwise terminated this Lease with respect thereto and paid the Termination Value with respect thereto, Lessee may elect to terminate this Lease and remarket the Property as provided in Section 20.2, in which event Lessee shall (i) pay to Lessor the Maximum Residual Guarantee Amount for the Property, and (ii) sell the Property to one or more third parties for cash in accordance with Section 21.1(b). In the event that Lessee elects to terminate the Lease and remarket the Property, Lessee hereby covenants and agrees that, to the extent the Property is not in compliance with all Legal Requirements, or would not be in such compliance upon its sale to a third party, and the cost to put the Property into such compliance is in excess of $200,000, Lessee shall pay such excess to Lessor immediately upon demand.

    - During the Marketing Period, Lessee, as nonexclusive broker for Lessor, shall use its best efforts to obtain bids for the cash purchase of the Property for the highest price available in the relevant market, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject a bid if such bid is greater than or equal to the sum of the Limited Recourse Amount and all costs and expenses of sale and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Property is less than the sum of the Limited Recourse Amount and all costs and expenses of sale, Lessor may elect to retain the Property by giving Lessee at least two (2) Business Days' prior written notice of Lessor's election to retain the Property, and upon receipt of such notice, Lessee shall surrender the Property to Lessor pursuant to
        Section 10.1(c). Unless Lessor shall have elected to retain the Property pursuant to the preceding sentence, Lessor shall sell the Property free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Lessor, as the case may be, and Lessee shall surrender the Property to such purchaser in the condition specified in Section 10.1.

    - On the date during the Marketing Period on which the Property is sold pursuant to Section 21.1(b), or on the Maturity Date if the Property remains unsold, Lessee shall pay to Lessor the Maximum Residual Guarantee Amount for the Property.

    - APPLICATION OF PROCEEDS OF SALE. Lessor shall apply the proceeds of sale of the Property pursuant to the provisions of Section 12.4 of the Participation Agreement; provided, however, upon any sale of the Property pursuant to this Article 21, the Lessor shall obtain


                                      32.

        an appraisal which shall allocate the proceeds of such sale between the Land and the Improvements thereon. To the extent such appraisal indicates that the respective proceeds received with respect to Land and Improvements exceeds, after giving effect to the payment required under
        Section 21.1(c) hereof, the remaining Land Investment Balance and Improvements Investment Balance, respectively, such excess shall be promptly returned to Lessee. In no event shall any excess proceeds received with respect to the Land be applied to any deficiency with respect to the Improvements Investment Balance, nor shall any excess proceeds received with respect to the Improvements be applied to any deficiency with respect to the Land Investment Balance.

    -   INDEMNITY FOR EXCESSIVE WEAR. If the proceeds of the sale described in
        Section 21.1(b) with respect to the Property, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount for the Property at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Property shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement
        (a) the amount of such excess wear and tear determined by the Appraisal Procedure or (b) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

    - APPRAISAL PROCEDURE. For determining the Fair Market Sales Value of the Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "APPRAISAL PROCEDURE"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by Lessee.

    - CERTAIN OBLIGATIONS CONTINUE. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Property (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under Section 21.3, if any, and all other amounts due to Lessor with respect to the Property. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the

                                      33.

        efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this
        Article 21.

                                        -

    - HOLDING OVER. If Lessee shall for any reason remain in possession of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the rate payable hereunder immediately preceding such expiration or earlier termination; provided, however, that from and after the sixtieth (60th) day Lessee shall remain in possession of the Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article 22 shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Property and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of the Property or exercising any other remedy available to Lessor at law or in equity.

                                        -

    - RISK OF LOSS. The risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                        -

    - SUBLETTING AND ASSIGNMENT. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part. Lessee may, without the consent of Lessor, sublease the Property or a portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or any portion thereof, so sublet. Any sublease of the Property shall be made subject to and subordinate to this Lease and to the rights of Lessor hereunder, and shall expressly provide for the surrender of the Property after an Event of Default hereunder.

                                      34.

    - SUBLEASES. Promptly following the execution and delivery of any sublease permitted by this Article 24, Lessee shall deliver a copy of such executed sublease to Lessor.

                                        -

    - ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than twenty (20) days' prior request by Lessor, Lessee shall furnish to Lessor a certificate signed by an individual having the office of vice president or higher in Lessee certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as Lessor may reasonably request. Any such certificate furnished pursuant to this
        Article 25 may be relied upon by Lessor, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to Lessor (or any Affiliate thereof).

                                        -

    - NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                        -

    - ACCEPTANCE OF SURRENDER. Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                        -

    - NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person, or (c) a beneficial interest in Lessor.

                                      35.

                                        -

    - NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective one Business Day after delivery to such nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

               If to Lessee:

                      LAM RESEARCH CORPORATION
                      4650 Cushing Parkway
                      Fremont, California 94538
                      Attn:  Craig Garber, Treasurer
                      Telephone No: (510) 572-1875
                      Telecopy No: (510) 572-1586

               If to Lessor:

                      Scotiabanc Inc.
                      600 Peachtree Street NE, Suite 2700
                      Atlanta, Georgia 30308
                      Attention: William Brown, Managing Director
                      Telephone No.: (404) 877-1501
                      Telecopy No.: (404) 888-8998

or such additional parties and/or other address as such party may hereafter designate.

                                        -

    - MISCELLANEOUS. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Articles 15, 16, 20 or 21, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution and delivery of this Lease.

                                      36.

    - AMENDMENTS AND MODIFICATIONS. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee.

    - SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    - HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    - COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

    - GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED
        - ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

    - LIMITATIONS ON RECOURSE. Except as expressly set forth in the Operative Agreements, Lessee agrees to look solely to Lessor's estate and interest in the Property, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Lessor in connection with the Property for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) thereof, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee; provided that nothing in this Section 30.7 shall be construed to impair or limit the rights of Lessee against Lessor under the Operative Agreements. Nothing in this Section 30.7 shall be interpreted so as to limit the terms of
        Section 6.1 or 6.2.

    - RECORDATION OF LEASE. A memorandum of this Lease shall be recorded in the jurisdiction in which the Property is located, at Lessee's sole cost and expense.

                                      37.

        IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.




LESSEE:                                   LAM RESEARCH CORPORATION

                                          By:    /s/ Craig Garber
                                                 -------------------------------

                                          Name:  Craig Garber
                                                 -------------------------------

                                          Title: Treasurer
                                                 -------------------------------

LESSOR:                                   SCOTIABANC INC.

                                          By:    /s/ F.C.H. Ashby
                                                 -------------------------------

                                          Name:  F.C.H. Ashby
                                                 -------------------------------

                                          Title: Senior Manager, Loan Operations
                                                 -------------------------------

                                    EXHIBIT A
                                LEASE SUPPLEMENT

                                    EXHIBIT B


LAND INVESTMENT BALANCE                     $10,695,405.14

IMPROVEMENTS INVESTMENT BALANCE             $16,450,780.11
                                            --------------
                                            $27,146,185.25
                                            ==============

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
article 1..............................................................................


        1.1    Definitions.............................................................1


article 2..............................................................................


        2.1    Property................................................................1


        2.2    Lease Term..............................................................1


        2.3    Title...................................................................1


article 3..............................................................................


        3.1    Rent....................................................................2


        3.2    Payment of Basic Rent...................................................2


        3.3    Supplemental Rent.......................................................2


        3.4    Performance on a Non-Business Day.......................................2


        3.5    Method of Payment.......................................................3


article 4..............................................................................


        4.1    Utility Charges.........................................................3


                                        i.

                                TABLE OF CONTENTS
                                   (CONTINUED)
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
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
article 5..............................................................................


        5.1    Quiet Enjoyment.........................................................3


article 6..............................................................................


        6.1    Net Lease; No Setoff; Etc...............................................3


        6.2    No Termination or Abatement.............................................4


article 7..............................................................................


        7.1    Ownership of the Property...............................................5


        7.2    Liens and Security Interests............................................5


article 8..............................................................................


        8.1    Condition of the Property...............................................7


        8.2    Possession and Use of the Property......................................8


article 9..............................................................................


        9.1    Compliance with Legal Requirements and Insurance Requirements...........8


article 10.............................................................................


        10.1   Maintenance and Repair; Return..........................................8

                                       ii.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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
                                                                                     PAGE
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
        10.2   Right of Inspection.....................................................9


        10.3   Environmental Inspection................................................9


article 11.............................................................................


        11.1   Modifications, Substitutions and Replacements...........................10


article 12.............................................................................


        12.1   Warranty of Title.......................................................11


        12.2   Grants and Releases of Easements........................................11


article 13.............................................................................


        13.1   Permitted Contests Other Than in Respect of Impositions.................12


article 14.............................................................................


        14.1   Public Liability and Workers' Compensation Insurance....................12


        14.2   Hazard and Other Insurance..............................................13


        14.3   Coverage................................................................13


article 15.............................................................................


        15.1   Casualty and Condemnation...............................................14

                                      iii.
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                                TABLE OF CONTENTS
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
                                                                                     PAGE
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
        15.2   Environmental Matters...................................................15


        15.3   Notice of Environmental Matters.........................................16


article 16.............................................................................


        16.1   Termination upon Certain Events.........................................16


        16.2   Procedures..............................................................16


article 17.............................................................................


        17.1   Events of Default.......................................................17


        17.2   Final Liquidated Damages................................................19


        17.3   Lease Remedies..........................................................19


        17.4   Waiver of Certain Rights................................................23


        17.5   Assignment of Rights Under Contracts....................................24


        17.6   Power of Sale and Foreclosure...........................................24


        17.7   Security Agreement and Fixture Filing...................................27


        17.8   Remedies Cumulative.....................................................28


        17.9   Lessee's Right to Cure..................................................28

                                      iv.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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
                                                                                     PAGE
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
article 18.............................................................................


        18.1   Lessor's Right to Cure Lessee's Defaults................................28


article 19.............................................................................


        19.1   Provisions Relating to Lessee's Termination of this Lease or
               Exercise of Purchase Options............................................29


article 20.............................................................................


        20.1   Purchase Option.........................................................29


        20.2   Maturity Date Purchase Option...........................................29


        20.3   Extension of Expiration Date............................................30


article 21.............................................................................


        21.1   Sale Procedure..........................................................30


        21.2   Application of Proceeds of Sale.........................................31


        21.3   Indemnity for Excessive Wear............................................31


        21.4   Appraisal Procedure.....................................................31


        21.5   Certain Obligations Continue............................................31

                                       v.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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
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
article 22.............................................................................


        22.1   Holding Over............................................................32


article 23.............................................................................


        23.1   Risk of Loss............................................................32


article 24.............................................................................


        24.1   Subletting and Assignment...............................................32


        24.2   Subleases...............................................................32


article 25.............................................................................


        25.1   Estoppel Certificates...................................................33


article 26.............................................................................


        26.1   No Waiver...............................................................33


article 27.............................................................................


        27.1   Acceptance of Surrender.................................................33


article 28.............................................................................


        28.1   No Merger of Title......................................................33

                                      vi.
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                                TABLE OF CONTENTS
                                   (CONTINUED)
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
                                                                                     PAGE
                                                                                     ----

article 29.............................................................................


        29.1   Notices.................................................................33


article 30.............................................................................


        30.1   Miscellaneous...........................................................34


        30.2   Amendments and Modifications............................................34


        30.3   Successors and Assigns..................................................34


        30.4   Headings and Table of Contents..........................................34


        30.5   Counterparts............................................................35


        30.6   Governing Law...........................................................35


        30.7   Limitations on Recourse.................................................35


        30.8   Recordation of Lease....................................................35


        Exhibit A LEASE SUPPLEMENT.....................................................37


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Contents/Authorities. Deleting this break will cause Table of
Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                      vii.

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                                TABLE OF CONTENTS
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



                                     viii.